Exhibit 99.1

 Securities and Exchange Commission
 100 F Street, N.E.
 Washington, D.C.  20549-7561

 We have reviewed Earth Search Sciences, Inc.’s Form 8-K dated August 16, 2010 and are in agreement with management’s determination that the financial statements included in the Company’s Form 10-K for the years ended March 31, 2010 and 2009 and Form 10-Q for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, December 31, 2008 and September 30, 2008, which were filed with the Securities and Exchange Commission, contain errors and should not be relied upon. We also agree with the Company’s decision to amend and restate financial statements included in these filings.

 /s/MaloneBailey, LLP
 www.malonebailey.com
 Houston, Texas

 August 16, 2010